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                                                                    EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors

CapStar Hotel Company:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          King Griffin & Adamson P.C.

Dallas, Texas

September 16, 1997